October 24, 2013

TOUCHSTONE FUNDS GROUP TRUST

Touchstone Merger Arbitrage Fund

Supplement to the Prospectus and Summary Prospectus dated January 30, 2013

The performance table in the section entitled, “The Fund’s Performance” of the summary prospectus and the prospectus of the Touchstone Merger Arbitrage Fund (the “Fund”) has been revised to remove references to the Russell 1000 Growth Index and to show how the Fund’s average annual total returns for 1 year and since inception compare with the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index.  The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance is available at no cost by visiting www.TouchstoneInvestments.com or by calling 1.800.543.0407.

Accordingly, the performance table is revised as follows:

Average Annual Total Returns

For the period ended December 31, 2012

Touchstone Merger Arbitrage Fund	1 Year	Since Inception (8/9/2011)
Class A Return Before Taxes	-1.73%	0.99%
Class A Return After Taxes on Distributions	-2.03%	0.75%
Class A Return After Taxes on Distributions and Sale of Fund Shares	-1.07%	0.73%
Class C Return Before Taxes	2.42%	4.46%
Class Y Return Before Taxes	4.47%	5.59%
Institutional Class Return Before Taxes	4.46%	5.65%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index (reflects no deductions for fees, expenses or taxes)	0.11%	0.08%

Please contact your financial advisor or Touchstone Investments at 800.543.0407 if you have any questions.

P.O. Box 9878 • Providence, RI 02940-8078

Ph: 800.543.0407 • www.TouchstoneInvestments.com

Touchstone Funds are distributed by Touchstone Securities, Inc.*

*A registered broker-dealer and member FINRA and SIPC

A Member of Western & Southern Financial Group

Please retain this Supplement for future reference.

TSF-56-TFGT-TMGAX-S12-1301